                                                                   EXHIBIT 10.21



                                 PROMISSORY NOTE

$20,000,000                                                    December 11, 2001


               FOR VALUE RECEIVED, NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Motorola, Inc. (the "Lender"), the principal sum of Twenty Million Dollars (or if less, the outstanding principal amount hereof), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

               The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Lender.

               This Note is one of the Notes referred to in the Credit Agreement dated as of May 16, 2001 (as amended by Amendment No. 1 dated as of July 15, 2001, Amendment No. 2 dated as of September 28, 2001, Amendment No. 3 dated as of October 15, 2001 and Amendment No. 4 dated concurrently herewith, and as further modified and supplemented and in effect from time to time, the "Credit Agreement") between Next Level Communications, Inc. and Motorola, Inc., providing for Loans in an aggregate principal amount not to exceed $82,953,626, and evidences certain Loans made by the Lender to the Borrower thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

               The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for mandatory prepayments of Loans upon the terms and conditions specified therein.

               This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least ten Business Days prior written notice to the Lender, during which time the Lender may exercise the conversion option described below. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.



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

               Conversion

               (a) Conversion into Company Securities. The Lender, at its option, may convert all or part of the sum of the principal and accrued interest then outstanding on the Note into (i) common stock of the Borrower, par value $.01 per share ("Common Stock"), or other securities, upon the occurrence of the closing of the Borrower's Next Financing (as defined below), upon the same price and other terms and conditions as are provided to investors in such Next Financing (e.g., in the case of securities issuable in such Next Financing at a conversion price equal to the per share purchase price paid for such securities by the investors in such Next Financing), or (ii) Common Stock, at a conversion price of $4.29 per share, subject to adjustment as provided below in the Conversion Price Adjustment provisions below, if a Next Financing has not occurred and (A) the Borrower delivers a notice of prepayment as described above or (B) the Maturity Date will occur within thirty days from the date of such conversion. "Next Financing" means the Borrower's next round of equity financing after the date of this Note in which at least $15,000,000 is raised. To the extent that the investors in the Next Financing are provided with other rights (including, without limitation, warrants, registration rights, antidilution rights, preemptive rights, future investment rights and discounts, and any other property, rights or privileges), the Lender, if it exercises its option to convert, shall be given such other rights on the same terms as such rights are offered to such investors. The Common Stock or other securities described above into which the principal and accrued interest then outstanding on the Note may be converted pursuant to clause (i) or (ii) above is hereinafter called the "Company Securities". The price at which the principal and accrued interest then outstanding on the Note may be converted pursuant to clause (i) or (ii) above is hereinafter called the "Conversion Price".

               The Borrower shall deliver to the Lender any proposed term sheet or letter of intent containing the material terms of a proposed Next Financing. The Lender shall thereafter have ten (10) Business Days either (i) to decline to exercise its conversion option with respect to such Next Financing or (ii) tentatively to elect to exercise its conversion option with respect to such Next Financing, subject to the Lender's review and approval of the definitive documentation for such Next Financing. If the Lender fails to respond within such ten (10) Business Day period, it shall be deemed to have elected not to exercise its conversion option with respect to such Next Financing. If the Lender tentatively elects to exercise its conversion option as described above, then at any time prior to the closing of such Next Financing, the Lender may withdraw its election to convert if the material terms of such Next Financing change from those previously presented to the Lender at the time of its tentative election to convert or if the definitive documents relating to such Next Financing are not, in the reasonable judgment of the Lender, acceptable to the Lender. If the material terms of such Next Financing change after the Lender has declined to exercise its option to convert, the Borrower shall present a changed term sheet or letter of intent to the Lender and the decision process described above shall begin again.

               (b) Mechanics and Effect of Conversion. No fractional shares of Company Securities shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of the



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

Borrower issuing any fractional shares to the Lender, the Borrower shall pay to the Lender the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. On partial conversion of this Note, the Borrower shall issue to the Lender (i) the shares of Company Securities into which a portion of this Note is converted and (ii) a new convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Company Securities. Upon conversion of this Note pursuant to the terms hereof, the Lender shall surrender this Note, duly endorsed, at the principal office of the Borrower. At its expense, the Borrower shall, as soon as practicable thereafter, issue and deliver to such the Lender at such principal office a certificate or certificates for the number of shares of such Company Securities to which the Lender shall be entitled upon such conversion, together with any other securities and property to which the Lender is entitled upon such conversion under the terms of this Note.

               (c) Reservation of Stock Issuable Upon Conversion. The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Borrower will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (d) Payment of Taxes. The Borrower will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Company Securities upon conversion of this Note, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Company Securities in a name other than that in which this Note was registered.

               Conversion Price Adjustments. The Conversion Price Adjustments provided below apply only if a Next Financing has not occurred and (A) the Borrower delivers a notice of prepayment as described above or (B) the Maturity Date will occur within thirty days and, in either such case, the Lender exercises its conversion option as described above.

               (a) Adjustment for Stock Splits and Combinations. If the Borrower shall at any time or from time to time after the date of this Note (the "Date of Original Issue") effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Borrower shall at any time or from time to time after the Date of Original Issue combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the



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

combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

               (b) Adjustment for Common Stock Dividends and Distributions. If the Borrower at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable solely in additional shares of Common Stock, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this paragraph to reflect the actual payment of such dividend or distribution.

               (c) Adjustments for Other Dividends and Distributions. If the Borrower at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Borrower other than shares of Common Stock or other property, in each such event provision shall be made so that the holder of this Note shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Borrower or other property which such holder would have received had this Note been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Note with respect to the rights of the holders of this Note or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

               (d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Note), then in any such event the Lender shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares



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of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

               (e) Reorganizations. If at any time or from time to time after the Date of Original Issue there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Note), as a part of such capital reorganization provision shall be made so that the Lender shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Borrower to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the holders after such capital reorganization to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of this Note) shall be applicable after that event and be as nearly equivalent as practicable.

               (f) Sale of Shares Below Fair Market Value.

                      (i) If at any time or from time to time after the Date of Original issue, the Borrower issues or sells, or is deemed by the provisions of clause (iii) of this paragraph (f) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Note, for an Effective Price (as hereinafter defined) less than the then effective Fair Market Value, then and in each such case the then existing Conversion Price shall be reduced as of the close of business on the date of such issue or sale to a price equal to the product of dividing (A) (1) the number of shares of Common Stock Equivalents Outstanding (as hereinafter defined) immediately preceding such issue or sale multiplied by the then existing applicable Fair Market Value, plus (2) the Aggregate Consideration Received (as hereinafter defined) by the Borrower for the total number of Additional Shares of Common Stock so issued or sold, by (B) (1) the number of shares of Common Stock Equivalents Outstanding immediately preceding such issue or sale plus (2) the number of Additional Shares of Common Stock so issued or sold.

                      (ii) For the purpose of making any adjustment required under this paragraph (f):

                             (A) "Additional Shares of Common Stock" means all
shares of Common Stock issued by the Borrower, whether or not subsequently reacquired or retired by the Borrower, other than Management Common Stock (as defined below) or Common Stock issued upon the exercise or conversion of Convertible Securities outstanding on the Date of Original Issue.



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                             (B) "Aggregate Consideration Received" by the
Borrower for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Borrower before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Borrower in connection with such issue or sale and without deduction of any expenses payable by the Borrower, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Borrower, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Borrower for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Borrower to be allocable to such Additional Shares of Common Stock or Convertible Securities.

                             (C) "Common Stock Equivalents Outstanding" means
all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon conversion of this Note or other Convertible Securities.

                             (D) "Convertible Securities" means stock or other
securities (including options, warrants and other rights) of the Borrower convertible into shares of Common Stock.

                             (E) "Effective Price" of Additional Shares of
Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Borrower under this paragraph (f), into the Aggregate Consideration Received, or deemed to have been received by the Borrower for such issue under this paragraph (f), for such Additional Shares of Common Stock.

                             (F) "Fair Market Value" of a share of Common Stock
as of a particular date (the "Determination Date") shall mean the average of the Daily Sales Prices (as defined below) of the Common Stock on the primary securities exchange or market on which it is listed or traded on the last 20 Business Days prior to the Determination Date. The "Daily Sales Price" shall be the closing price for bona fide transactions of the Common Stock at the end of each day or, if no such transaction takes place that day, the average of the closing bid and asked prices for such day. If the Common Stock was, but is no longer listed or traded on a primary securities exchange or market, then the Board of Directors of Motorola, Inc. (or a duly constituted committee thereof) shall determine in good faith the Fair Market Value of the Common Stock on the basis of such quotations, appraisals and/or evaluations as it considers appropriate. As used in this paragraph, a primary securities exchange or market includes national securities exchanges registered under the Securities Exchange Act of 1934, as amended, the Nasdaq Stock Market National Market, and any successor to the foregoing. If the Common Stock is listed or traded on more than one primary securities exchange or market, the Fair Market Value shall be determined on the basis of the exchange or market on which the largest volume of shares of the Common Stock is traded during the period in question.



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

                             (G) "Management Common Stock" means all shares of
Common Stock issued or sold, or deemed to have been issued or sold by the Borrower under this paragraph (f), to employees, officers, directors, consultants or advisers of the Borrower or any of its subsidiaries pursuant to any stock purchase plan, stock option plan, stock bonus plan or other plan or agreement approved by the Board of Directors of the Borrower; provided that the total number of shares of Management Common Stock shall not exceed 10,000,000.

                      (iii) For the purpose of making any adjustment to the Conversion Price required under this paragraph (f), if the Borrower issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Conversion Price then in effect, the Borrower shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Borrower for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Borrower (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof, provided that:

                             (A) if the minimum amounts of such consideration
cannot be ascertained, but are a function of antidilution or similar protective clauses, the Borrower shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                             (B) if the minimum amount of consideration payable
to the Borrower upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

                             (C) if the minimum amount of consideration payable
to the Borrower upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Borrower upon the conversion of Convertible Securities.

                             (D) no further adjustment of the Conversion Price,
adjusted or subject to adjustment upon the issuance of such Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities. If the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for



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the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Borrower (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of this Note.

               (g) Certificate of Adjustment. In each case of an adjustment or readjustment of any Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Borrower, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Lender at the Lender's address as provided in the Credit Agreement. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

               (h) Notices of Record Date. Upon (i) the establishment by the Borrower of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Borrower, any reclassification or recapitalization of the capital stock of the Borrower, any merger or consolidation of the Borrower with or into any other Borrower, or any transfer of all or substantially all the assets of the Borrower to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Borrower, the Borrower shall mail to the Lender at least twenty days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

               (i) No Impairment. The Borrower shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holder of this Note against dilution or other impairment as provided herein.



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               Except as permitted by Section 10.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

               This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                          NEXT LEVEL COMMUNICATIONS, INC.


                                          By:/s/ Next Level Communications, Inc.
                                             -----------------------------------
                                             Title: Senior Vice President



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                                SCHEDULE OF LOANS

               This Note evidences Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:


              Principal                            Maturity     Amount      Unpaid
    Date        Amount       Type      Interest      Date      Paid or    Principal    Notation
    Made       of Loan     of Loan       Rate      of Loan     Prepaid      Amount     Made by
    ----      ---------    -------     --------    -------     -------    ---------    --------






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